DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2020
DISCONTINUED OPERATIONS AND LOSS ON INVESTMENT IN AND RECEIVABLE FROM CAN B CORP.
Loss from discontinued operations
Sales	$-

Cost of sales	239,810

Gross profit	(239,810)

Operating expenses:

Officer’s compensation	168,232

Occupancy costs	30,373

Other	48,592

Total operating expenses	247,197

Net loss	$(487,007)

Assets and liabilities of Iconic Imports
Can B Corp. common stock	$487,500

Receivable from Can B for “Additional Purchase Shares” due June 30, 2020	512,500

Forgiveness of note payable to NY Farms Group Inc.	200,000

Total consideration	1,200,000

Company investment in 515 of Green Grow at December 31, 2019:

Initial investment on May 9, 2019	1,450,000

Loans receivable from Green Grow (forgiven)	797,213

51% of net loss of Green Grow for the year ended December 31, 2019	(248,374)

Total investment	1,998,839

Loss on sale of discontinued subsidiary	$(798,839)